UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
April 29, 2008
Date of Report (Date of earliest event reported)
FRANKLIN FINANCIAL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-12126 (Commission File Number)	25-144083 (IRS Employer Ident. No.)

20 South Main Street, Chambersburg, Pennsylvania (Address of principal executive offices)	17201 (Zip Code)
(717) 264-6116
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 Regulation FD Disclosure.
Franklin Financial Services Corporation (the “Company”) is holding its annual meeting of shareholders on April 29, 2008. The text of the remarks of Charles M. Sioberg, Chairman of the Board of the Company, and of William E. Snell, Jr., President and Chief Executive Officer of the Company, to be delivered at this meeting are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Remarks of Charles M. Sioberg, Chairman of the Board of the Company, to be delivered at the annual meeting of shareholders on April 29, 2008.

99.2	Remarks of William E. Snell, Jr., President and Chief Executive Officer of the Company, to be delivered at the annual meeting of shareholders on April 29, 2008.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

Dated: April 29, 2008

	By:	/s/ William E. Snell, Jr. William E. Snell, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Remarks of Charles M. Sioberg, Chairman of the Board of the Company, to be delivered at the annual meeting of shareholders on April 29, 2008

99.2	Remarks of William E. Snell, Jr., President and Chief Executive Officer of the Company, to be delivered at the annual meeting of shareholders on April 29, 2008